Exhibit 23.2

                             Consent of Accountants


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                                                                    EXHIBIT 23.2



INDEPENDENT AUDITORS' CONSENT


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 2003, in the Registration Statement (Form S-11) and related Prospectus of Intervest Mortgage Corporation for the registration of $10,000,000 of subordinated debentures.



Eisner LLP

New York, New York
September 19, 2003